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                                                                   EXHIBIT 10(P)

           AMENDMENT NO. 2 TO TRANSFER AND ADMINISTRATION AGREEMENT


          AMENDMENT NO. 2 (this "Amendment"), dated as of December 5, 1996, TO
                                 ---------
TRANSFER AND ADMINISTRATION AGREEMENT dated as of April 1, 1996, as amended as of September 25, 1996, by and among CSI FUNDING INC., a Delaware corporation, as transferor (hereinafter, together with its successors and assigns in such capacity, called the "Transferor"), COMPUCOM SYSTEMS, INC., a Delaware
                      ----------
corporation, as collection agent (hereinafter, together with its successors and assigns in such capacity, called the "Collection Agent"), ENTERPRISE FUNDING
                                      ----------------
CORPORATION, a Delaware corporation (hereinafter, together with its successors and assigns, called the "Company") and NATIONSBANK, N.A., a national banking
                         -------
association, as agent for the benefit of the Company and the Bank Investors (hereinafter, together with its successors and assigns in such capacity, called the "Agent").
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                             W I T N E S S E T H :
                             --------------------


          WHEREAS, the Transferor, the Collection Agent, the Company and the Agent have entered into a Transfer and Administration Agreement, dated as of April 1, 1996 (such agreement, as amended to the date hereof, the "Agreement");
                                                                   ---------
and

          WHEREAS, the parties hereto wish to amend the Agreement as hereinafter provided.

          NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants herein contained, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:

          SECTION 1.  Defined Terms.  Unless otherwise defined herein, the terms
                      -------------
used herein shall have the meanings assigned to such terms in, or incorporated by reference into, the Agreement.
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          SECTION 2.  Amendments to Agreement. The Agreement is hereby amended,
                      -----------------------
effective on the Effective Date, as follows:


          (a) Section 1.1 of the Agreement shall be amended in the definition of "Eurodollar Rate" by deleting the reference to "0.625%" in the second line thereof and by replacing it with "1.00%".

          (b) Section 1.1 of the Agreement shall be amended in the definition of "Commitment Termination Date" by deleting the reference to "April 2, 1997" and by replacing it with "March 31, 1997".

          (c)  The definition of "Net Receivables Balance" set forth in Section
1.1 of the Agreement is hereby deleted in its entirety and replaced with the following (solely for convenience, language added to such definition is italicized):

               ""Net Receivables Balance" means, at any time, (A) the RPA
                 -----------------------
          Interest Percentage of (a) the Outstanding Balance of the Eligible Receivables at such time reduced by (b) the sum of (i) the aggregate Outstanding Balance of all Eligible Receivables which are Defaulted Receivables, (ii) the aggregate Outstanding Balance of all Eligible Receivables of each Obligor with respect to which 50% or more of such Obligor's Receivables are more than ninety (90) days past due, (iii) for a particular Obligor on any date of determination, the amount (if positive) by which either (x) if the aggregate amount due and owing by CompuCom to such Obligor exceeds the aggregate amount due and owing by such Obligor to CompuCom, then the amount
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          due and owing by such Obligor to CompuCom or (y) if the aggregate amount due and owing by an Obligor to CompuCom exceeds the aggregate amount due and owing by CompuCom to such Obligor, then the amount due and owing by CompuCom to such Obligor, (iv) credits which are aged more than ninety (90) days (this clause (iv) calculated in the aggregate for all Designated Obligors) minus (B) for each Designated
                                                 -----
          Obligor, the amount by which (x) the RPA Interest Percentage of the aggregate Outstanding Balance of Eligible Receivables related to such Designated Obligor exceeds (y) the Concentration Amount with respect to such Designated Obligor."

          SECTION 3.  Effectiveness.  This Amendment shall become effective on
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the first date on which the parties hereto shall have executed and delivered one or more counterparts to this Amendment and each shall have received one or more counterparts of this amendment executed by the others.

          SECTION 4.  Execution in Counterparts.  This Amendment may be executed
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in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment.

          SECTION 5.  Consents; Binding Effect.  The execution and delivery by
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the Seller and the Purchaser of this Amendment shall constitute the written consent of each of them to this Amendment. This Amendment shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns.
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          SECTION 6.  Governing Law.  This Amendment shall be governed by and
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construed in accordance with the laws of the State of New York.

          SECTION 7.  Severability of Provisions.   Any provision of this
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Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

          SECTION 8.  Captions.  The captions in this Amendment are for
                      --------
convenience of reference only and shall not define or limit any of the terms or provisions hereof.

          SECTION 9.  Agreement to Remain in Full Force and Effect.  Except as
                      --------------------------------------------
amended hereby, the Agreement shall remain in full force and effect and is hereby ratified, adopted and confirmed in all respects. This Amendment shall be deemed to be an amendment to the Agreement. All references in the Agreement to "this Agreement", "hereunder", "hereof", "herein", or words of like import, and all references to the Agreement in any other agreement or document shall hereafter be deemed to refer to the Agreement as amended hereby.


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          IN WITNESS WHEREOF, the parties hereto have caused this Amendment No.
2 to Transfer and Administration Agreement to be executed as of the date and year first above written.

                         ENTERPRISE FUNDING CORPORATION,
                          as Company


                         By /s/ Stewart L. Cutler
                            ----------------------------------------------------
                            Name:Stewart L. Cutler
                            Title:Vice President


                         CSI FUNDING INC., as Transferor


                         By /s/ Robert J. Boutin
                            ----------------------------------------------------
                            Name:Robert J. Boutin
                            Title:Senior Vice President
                                and Chief Financial Officer

                         COMPUCOM SYSTEMS, INC.,
                          as Collection Agent


                         By /s/ Robert J. Boutin
                            ----------------------------------------------------
                            Name: Robert J. Boutin
                            Title: Senior Vice President
                                and Chief Financial Officer


                         NATIONSBANK, N.A., as Agent
                          and as Bank Investor

Commitment:              By:/s/ Michelle M. Heath
$100,000,000                ----------------------------------------------------
                            Name:Michelle M. Heath
                            Title:Vice President